Exhibit 99.2

O-I’s Acquisition of Vitro’s Food & Beverage Glass Container Business May 13, 2015

Safe Harbor Comments Forward-Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Colombian peso and Australian dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses, achieve expected synergies and achieve estimated financial results, (9) the ability of the Company to close acquisition transactions, (10) whether acquisition transactions will be approved by competition and other regulatory authorities, (11) whether acquisition transactions will be accretive to the Company’s earnings and/or cash flow, (12) whether acquisition transactions will create shareholder value, (13) the Company’s ability to deleverage following an acquisition and reach an expected leverage ratio (14) unanticipated expenditures with respect to environmental, safety and health laws, (15) the Company’s ability to further develop its sales, marketing and product development capabilities, and (16) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. 1

Safe Harbor Comments Regulation G The information presented here regarding EBITDA, EBITDA margins, EBITDA less capital spending and leverage ratio (non-GAAP measures) are not defined terms under U.S. generally accepted accounting principles (GAAP). Non-GAAP measures should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Vitro’s Food and Beverage Business Financial Information The financial information the Company provides in this presentation for Vitro’s food and beverage business is unaudited and incorporates significant assumptions and estimates. This presentation contains historical financial information for Vitro’s food and beverage business based on data provided by Vitro management which are unaudited and have not been reviewed by the Company’s independent accountants. The Company plans to file separate Vitro food and beverage financial statements and pro forma O-I financial information giving effect to the Vitro food and beverage business acquisition in a Current Report on Form 8-K within the prescribed time period following consummation of the Vitro food and beverage acquisition, as required by SEC rules. However, the Company cannot ensure that there will not be material differences between the historical financial information for Vitro’s food and beverage business provides in this presentation and the audited financial statements that the Company intends to file in a Current Report on Form 8-K. 2

Compelling strategic transaction 3 Acquisition of Vitro’s food & beverage glass container business Well-run, profitable glass container business A leading producer in Mexico and Bolivia High margin business, in line with O-I South America performance Expands presence into an important, strategic geography Purchase price of $2.15 billion Multiple of 7.0x1 on LTM 3/31/15 pro forma adj. EBITDA, incl. synergies Includes additional contracted new business Provides achievable, low-risk synergy opportunities Expected EPS accretion of $0.30 - $0.402 in Year 1 Grows to ~$0.50 in Year 3, as synergies are realized Expected FCF accretion of >$100 million by Year 3 1 See Appendix: Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation 2 Subject to final purchase accounting and tax related factors

Overview of Vitro F&B business

- A leading Mexican multi-segment glass packaging supplier
- Long-term relationships with blue-chip customers
- 19 furnaces across 5 facilities in Mexico and 1 in Bolivia
- Produced ~4.7 billion glass containers in 2014
- ~4,700 employees

Vitro F&B LTM 3/31/15	$ millions
Pro forma Revenue[2]	$945
Pro forma adjusted EBITDA[3]	$278
Pro forma adjusted EBITDA[4], including synergies	$308

2014 sales by end use[1]



Other 5%
Beer 12%
Wine & Spirits 30%
Soft drinks 23%
Food 30%

[1] Vitro's food and beverage business; source: Vitro management estimates
[2] Vitro F&B pro forma revenue. See Appendix: Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation
[3] Vitro F&B pro forma adjusted EBITDA. See Appendix: Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation
[4] Vitro F&B pro forma adjusted EBITDA, including synergies. See Appendix: Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation

4

Mexican markets strong and growing 5 Glass holds stable share of Mexican packaging market Glass Other Source: Vitro management estimates Source: Euromonitor Mexico is 4th largest market for beer production Sustainable growth for glass segment of food & beverage packaging Source: Euromonitor Higher growth rates in wine, spirits and RTD Source: Euromonitor China 26% USA 14% Brazil 8% Mexico 5% Germany 5% Spain 4% Russia 4% Other 34% 21 22 22 22 23 23 24 24 25 15 18 21 24 27 2010 2011 2012 2013 2014 2015E 2016E 2017E 2018E Total glass unit vol. (in bn ) 669 701 743 787 816 849 885 924 965 0 200 400 600 800 1000 1200 2010 2011 2012 2013 2014 2015E 2016E 2017E 2018E Total glass unit vol. (in mm)

6 Vitro F&B: a natural fit with O-I Seamlessly serve our customers Complementary manufacturing systems Similar technology to O-I Opportunities to leverage know-how Vitro F&B and O-I have similar product offerings Key segments: beer, food, spirits, wine Long history of operations Equal commitments to quality and long-term customer relationships Combined footprint in the Americas

Expanding our customer base 7 More than 50% of sales under contract Price adjustment formulas for key costs New Customers Common Customers

O-I broadened its relationship with CBI in 2014 Operating JV with CBI in Mexico to supply adjacent brewery Signed supplemental long-term supply agreement Vitro signed 7-year supply contract with CBI in 2014 Phase 1 implemented in 2015, served from pre-existing footprint Phase 2 to begin in Jan 2016, served from new furnace in Monterrey Deal broadens relationship with CBI 8

Transaction economics 9 Consideration $2.15 billion, all cash Purchase multiple 7.0x1 on LTM 3/31/15 pro forma adj. EBITDA, incl. synergies Synergies $30 million annual savings run rate expected by Year 3 Financing Financing package of $2.25 billion has been fully committed by Deutsche Bank Includes ~$100 million for VAT to be refunded post-closing Financial impact High EBITDA margin business Expected to be cash flow and EPS accretive in Year 1 Combined net leverage ratio of 3.8x2 Timing Expected to close within 12 months, subject to Vitro shareholder approval and customary regulatory approvals 1 See Appendix: Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation 2 See Appendix: Combined leverage ratio

Vitro F&B growth: 3% CAGR in revenue and 8% in EBITDA1 Vitro F&B: superior financial performance 10 Strong EBITDA margins2 Proven ability to generate cash2 1 Historical growth for Vitro F&B from 2011 through LTM 3/31/15 (not including incremental CBI impact) 2 Source: Vitro data from Vitro management. Competitor and rigid packaging peer data from public filings. Rigid packaging peers: Ball, Crown and Silgan. EBITDA definitions may vary by company. See Appendix for O-I and O-I South America reconciliations. 26.0% 24.5% 19.0% 19.0% 17.9% 17.6% 13.3% Vitro's food & beverage glass containers O-I South America Competitor A Competitor B O-I Competitor C Rigid packaging peers 2012 – 2014 average adjusted EBITDA margins 18.6% 17.1% 13.0% 12.8% 9.7% 9.7% 5.7% O-I South America Vitro's food & beverage glass containers O-I Competitor A Competitor C Rigid packaging peers Competitor B 2012 – 2014 average (adjusted EBITDA – CapEx) margins

Clear opportunities to achieve synergies 11 $30 million annual synergy target ~3% of Vitro F&B revenue Operational efficiencies Procurement savings Highly confident in achieving synergies Leverage O-I’s glass making expertise O-I’s history of productivity gains At JV with CBI in Mexico At CIV in Brazil Leverage O-I’s scale in procurement Momentum with Vitro F&B leadership Projected annual synergies $8M $15M $30M Year 1 Year 2 Year 3

Significant positive impact on O-I 12 2 $ millions Owens-Illinois (LTM 3/31/15)1 Vitro F&B Total Sales $6,566 $9452 $7,511 Adjusted EBITDA $1,180 $3083 $1,488 % margin 18.0% 32.6% 19.8% Adjusted EBITDA – CapEx $813 $247 $1,060 % of sales 12.4% 26.1% 14.1% 1 See Appendix: O-I: Reconciliations of adjusted EBITDA and margins 2 Vitro F&B pro forma revenue. See Appendix: Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation 3 Vitro F&B pro forma adjusted EBITDA, including synergies. See Appendix: Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation

Balanced capital allocation Transaction increases O-I’s net leverage ratio to ~3.8x1 Primarily focused on debt reduction in Year 1 Anti-dilutive share repurchases of ~$25 million in Year 1 Ramp up shareholder yield in Years 2 and 3 Deleveraging still a priority May initiate a modest dividend Shareholder yield expected to be > $100 million by Year 3 Anticipate leverage ratio of ~3.0x within 3 years 1 See Appendix: Combined leverage ratio 13

Transaction to drive long-term value creation 14 Aligns well with O-I market strategy and global footprint Includes highly productive operations and effective management Shares commitment to high-quality product for leading brand owners Expands top-tier customer base Provides low-risk opportunities for synergies Expected to be accretive to cash flow and earnings in Year 1 Generates strong and stable free cash flow Delivers return above cost of capital

Appendix 15

Vitro F&B pro forma adjusted EBITDA and transaction multiple calculation Source: Based on Vitro management estimates Vitro F&B ($ millions) Pro forma revenue (3/31/15 LTM + estimate of full year 2016 new business signed in 2014) $ 945 Pro forma adjusted EBITDA (3/31/15 LTM + estimate of full year 2016 new business signed in 2014) $ 278 O-I run rate synergies (by Year 3) 30 Pro forma adjusted EBITDA, including synergies $ 308 Transaction Purchase price $ 2,150 Multiple of pro forma adjusted EBITDA, incl. synergies (times) 7.0 x

Combined leverage ratio 17 1 Includes $100 million for value-added tax to be paid at closing and refunded post-closing. 2 The combined leverage ratio calculated here does not necessarily conform with the definition in the Bank Credit Agreement. ($ millions) O-I Gross Debt as of March 31, 2015 $ 3,621 New Transaction Debt 1 2,250 Combined Gross Debt 5,871 O-I Cash and Cash Equivalents as of March 31, 2015 (257) Combined Net Debt $ 5,614 O-I adjusted EBITDA LTM 3/31/15 $ 1,180 Vitro F&B LTM 3/31/15 pro forma adjusted EBITDA, including synergies 308 Combined adjusted EBITDA $ 1,488 Combined Leverage Ratio2 Gross Debt 3.9 x Net Debt 3.8 x

O-I: Reconciliations of adjusted EBITDA and margins 18 $ Millions LTM ended Year ended December 31 March 31, 2015 2014 2013 2012 2010 Earnings (loss) from continuing operations $ 94 $ 126 $ 215 $ 220 $ 297 Interest expense 229 235 239 248 249 Provision for income taxes 90 92 120 108 129 Depreciation 324 335 350 378 369 Amortization of intangibles 83 83 47 34 22 EBITDA 820 871 971 988 1,066 Adjustments to EBITDA: Asia Pacific goodwill adjustment Charges for asbestos-related costs 135 135 145 155 79 Restructuring, asset impairment and other 91 91 119 168 13 Pension settlement charges 65 65 Non-income tax charge 69 69 Gain on China land compensation (61) Adjusted EBITDA $ 1,180 $ 1,231 $ 1,235 $ 1,250 $ 1,236 Capital spending 367 369 361 290 4,278 640 Adjusted EBITDA less capital spending $ 813 $ 862 $ 874 $ 960 3,638 Net Sales $ 6,566 $ 6,784 $ 6,967 $ 7,000 Adjusted EBITDA Margins: 2.9 Adjusted EBITDA / Net Sales 18.0% 18.1% 17.7% 17.9% 2012-2014 avg. Adjusted EBITDA margin 17.9% Adjusted EBITDA less capital spending / Net Sales 12.4% 12.7% 12.5% 13.7% 2010 from I-Day slide 2012-2014 avg. Adjusted EBITDA less capital spending margin 13.0%

O-I South America: reconciliation of segment operating profit to earnings from continuing operations before income taxes 19 $ Millions Years ended December 31, Segment Operating Profit: 2014 2013 2012 Europe $ 353 $ 305 $ 307 North America 240 307 288 South America 227 204 227 Asia Pacific 88 131 113 Reportable segment totals 908 947 935 Items excluded from Segment Operating Profit: Retained corporate costs and other (100) (119) (106) Restructuring, asset impairment and related charges (91) (119) (168) Charge for Venezuela currency remeasurement Charge for asbestos related costs (135) (145) (155) Pension settlement charge (65) Non-income tax charge (69) Gain on China land compensation 61 Interest expense (230) (229) (239) Earnings (loss) from continuing operations before income taxes $ 218 $ 335 $ 328 South American Segment: Segment operating profit $ 227 $ 204 $ 227 Depreciation and amortization 79 72 70 Adjusted EBITDA $ 306 $ 276 $ 297 Capital Spending 55 80 75 Adjusted EBITDA less capital spending $ 251 $ 196 $ 222 Net Sales $ 1,159 $ 1,186 $ 1,252 Margins: Adjusted EBITDA / Net Sales 26.4% 23.3% 23.7% 2012-2014 avg. Adjusted EBITDA / Net Sales 24.5% Adjusted EBITDA / Net Sales 21.7% 16.5% 17.7% 2012-2014 avg. Adjusted EBITDA less capital spending / Net Sales 18.6%